UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2009

Luby’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-8308	74-1335253
(Commission File Number)	(IRS Employer Identification Number)

13111 Northwest Freeway, Suite 600

Houston, TX 77040

(Address of principal executive offices, including zip code)

(713) 329-6800

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously announced in 2007, Luby’s, Inc. (the “Company”) amended the Rights Agreement dated as of April 16, 1991, as previously amended, between the Company and American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement”), to increase the maximum number of shares of the Company’s common stock that Harris J. Pappas and Christopher J. Pappas are permitted to beneficially own from 28% to 33% of the total outstanding shares before triggering a distribution of the common stock purchase rights. That amendment became effective on October 29, 2007 and was publicly announced on October 30, 2007. On February 20, 2009, the Company entered into Amendment No. 8 to the Rights Agreement to, among other things, simplify and clarify the definition of “Exempt Person”, which sets forth the ownership threshold applicable to Messrs. Pappas. Messrs. Pappas will continue to be subject to a 33% beneficial ownership threshold.

The foregoing description of Amendment No. 8 to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 8 to the Rights Agreement, a copy of which is attached as Exhibit 4.1 to this Form 8-K and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

On January 23, 2009, the Company’s stockholders approved the amendment to the Company’s Certificate of Incorporation proposed by the Board of Directors to eliminate the classified board structure pursuant to which the Board had been divided into three classes with the members of each class serving three-year terms. Each director, therefore, will serve the remainder of his or her current term and thereafter will be elected to one-year terms at each annual meeting of stockholders. Accordingly, from and after the 2012 annual meeting, the directors no longer will be divided into classes and each director will be elected to a one-year term expiring at the next succeeding annual meeting.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
4.1	Amendment No. 8 dated as of February 20, 2009 to Rights Agreement dated as of April 16, 1991, as amended, between Luby’s, Inc. and American Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 9 to the Company’s Form 8-A/A filed with the Securities and Exchange Commission on February 23, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2009	LUBY’S, INC.

	By:	/s/ Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Amendment No. 8 dated as of February 20, 2009 to Rights Agreement dated as of April 16, 1991, as amended, between Luby’s, Inc. and American Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 9 to the Company’s Form 8-A/A filed with the Securities and Exchange Commission on February 23, 2009).